CLOVER AGREEMENTS ASSIGNMENT AND
                              ASSUMPTION AGREEMENT

                            Dated as of July 1, 1996

                                     between



                       OLD DOMINION ELECTRIC COOPERATIVE,
                                   as Assignor


                                       and


                         CLOVER UNIT 2 GENERATING TRUST
                                   as Assignee


                        CLOVER UNIT 2 GENERATING FACILITY
                                       AND
                                COMMON FACILITIES





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              CLOVER AGREEMENTS ASSIGNMENT AND ASSUMPTION AGREEMENT

         This CLOVER AGREEMENTS ASSIGNMENT AND ASSUMPTION AGREEMENT, dated as of July 1, 1996 (this "Assignment and Assumption"), between OLD DOMINION ELECTRIC COOPERATIVE, a wholesale power supply cooperative organized under the laws of the Commonwealth of Virginia (the "Assignor"), and CLOVER UNIT 2 GENERATING TRUST, a Delaware business trust created pursuant to the Trust Agreement, dated as of July 1, 1996, between EPC Corporation and Wilmington Trust Company (the "Assignee").

         WHEREAS,  the Clover  Real  Estate is more  particularly  described  in
Schedule 1 to the Ground Lease and Sublease and is comprised of the Unit 1 Site described in Schedule 2 thereto, the Unit 2 Site described in Schedule 3 thereto, the Common Facilities Site described in Schedule 4 thereto, and certain other property, each such Schedule 1, Schedule 2, Schedule 3 and Schedule 4 being attached to, and recorded in the Halifax Clerk's Office with, the Ground Lease and Sublease as part thereof;

         WHEREAS, Old Dominion and Virginia Power own the Clover Real Estate as tenants-in-common;

         WHEREAS, by the Clover Agreements, Old Dominion and Virginia Power established their respective rights and obligations as tenants-in-common of the Clover Real Estate and of all improvements thereafter to be constructed, and all personal property thereafter to be situated, on the Clover Real Estate. Such improvements and personal property held by Old Dominion and Virginia Power as tenants-in-common include (a) the Unit 1 Foundation constructed on the Unit 1 Site, (b) the Unit 2 Foundation constructed on the Unit 2 Site, (c) the Common Facilities Foundation constructed on the Common Facilities Site, (d) the Unit 1 Equipment situated on the Unit 1 Site, (e) the Unit 2 Equipment situated on the Unit 2 Site, and (f) the Common Facilities Equipment situated on the Common Facilities Site;

         WHEREAS, as tenants-in-common of such real and personal property, each of Old Dominion and Virginia Power holds a 50% undivided interest in such real and personal property, including the right to nonexclusive possession of all such real and personal property, subject to (a) in the case of all such real and personal property, the rights of the other to nonexclusive possession and the terms and conditions of the Clover Agreements, (b) in the case of the Pollution Control Assets, the rights, terms and conditions described above in clause (a) and the rights of the Pollution Control Assets Facility Owner, and (c) in the case of the Common Facilities, the Unit 1 Site, the Unit 1 Foundation and the Unit 1 Equipment, the rights, terms and conditions described above in clause (a) and the rights of the Unit 1 Parties;

         WHEREAS, by the Ground Lease and Sublease, Old Dominion has leased the Ground Interest to the Facility Owner, and the Facility Owner simultaneously has subleased the Ground Interest back to Old Dominion upon the terms and conditions of the Ground Lease and Sublease;

         WHEREAS, Old Dominion has conveyed to the Facility Owner for a term of years (a) the Foundation Interest by the Head Foundation Agreement and (b) the Equipment Interest by the Head Equipment Agreement;


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         WHEREAS, by the Operating Foundation Agreement, the Facility Owner will convey the use and possession of the Foundation Interest back to Old Dominion for a term of years which shall end prior to the expiration of the term of the Head Foundation Agreement;

         WHEREAS, by the Operating Equipment Agreement, the Facility Owner will convey the use and possession of the Equipment Interest back to Old Dominion for a term of years which shall end prior to the expiration of the term of the Head Equipment Agreement;

         WHEREAS, although Old Dominion and the Facility Owner intend that the Foundation Interest at all times and in all respects be and remain personal property under Virginia law, they have recorded the Head Foundation Agreement and will record the Operating Foundation Agreement in the Halifax Clerk's Office in order to satisfy the conditions of Section 55-96 of the Code of Virginia 1950, as amended, in the event that the Foundation Interest is deemed to be real estate or an interest in real estate for purposes of such Section 55-96; and

         WHEREAS, the Unit 1 Parties and the Unit 2 Parties shall share equally all of those rights, and shall be subject equally to having all of those responsibilities undertaken, which are granted to or imposed upon Old Dominion with respect to the Common Facilities Site, the Common Facilities Foundation and the Common Facilities Equipment, as (a) tenant-in-common with Virginia Power of such property and (b) a party to the Clover Agreements.

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


SECTION 1.          DEFINITIONS.

         Capitalized terms used in this Assignment and Assumption and not otherwise defined herein shall have the respective meanings specified in Appendix A to the Participation Agreement, dated as of July 1, 1996, among the Assignor, the Assignee, EPC Corporation, Wilmington Trust Company (in the capacities set forth therein) and Utrecht-America Finance Co.

         Where any provision in this Assignment and Assumption refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

SECTION 2.          ASSIGNMENT OF ASSIGNED CLOVER INTERESTS TO ASSIGNEE.

         The Assignor hereby assigns the Assigned Clover Interests to the Assignee. The assignment effected by this Section 2 shall become effective on and as of the Closing Date and shall terminate on the expiration or earlier termination of the Head Equipment Agreement Term and the Head Foundation Agreement Term.



                                       2

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SECTION 3.          ASSUMPTION BY ASSIGNEE.

         The Assignee hereby assumes, and agrees to perform any and all liabilities and obligations of the Assignor incurred with respect to, the Assigned Clover Interests assigned pursuant to Section 2. This assumption shall terminate (except with respect to any liability or obligation which has accrued prior to such termination) on the expiration or earlier termination of the Head Equipment Agreement Term and the Head Foundation Agreement Term. In accordance with Section 5, the Assignor has assumed and agreed to perform any and all liabilities of the Assignee incurred with respect to the Assigned Clover Interests resulting from the Assignee's assumption of the liabilities and the obligations of the Assignor under this Section 3 and, accordingly, during the effective period of such assumption and agreement by the Assignor, (i) the Assignee shall be relieved of any and all duties or obligations with respect to the liabilities or obligations assumed or agreed to be performed by the Assignee in respect of the Assigned Clover Interests in accordance with this Section 3,
(ii) any default by the Assignor in the performance of the liabilities and obligations assumed and agreed to be performed by the Assignor in accordance with Section 5 shall not be (or be deemed to be) a default by the Assignee in the performance of the liabilities and obligations assumed and agreed to be performed by the Assignee under this Section 3 and (iii) the consequences of any action or inaction on the part of the Assignor (other than full and complete performance) in the performance of the liabilities and obligations assumed and agreed to be performed by the Assignor in accordance with Section 5 or otherwise with respect to the Assigned Clover Interests shall not be attributed to the Assignee (including, without limitation, any Liens, incurred, assumed or suffered to exist by the Assignor on the Assigned Clover Interests).


SECTION 4.          REASSIGNMENT OF ASSIGNED CLOVER INTERESTS TO ASSIGNOR.

         The Assignee hereby reassigns to the Assignor all right, title, and interest of the Assignee in the Assigned Clover Interests assigned to the Assignee pursuant to Section 2 hereof. This assignment shall become effective on and as of the Closing Date and shall terminate upon the expiration or earlier termination of the Term of the Operating Equipment Agreement and the Operating Foundation Agreement.


SECTION 5.          ASSUMPTION BY ASSIGNOR.

         The Assignor hereby assumes and agrees to perform any and all liabilities and obligations of the Assignee incurred with respect to the Assigned Clover Interests resulting from the Assignee's assumption of the liabilities and obligations of the Assignor in Section 3 including the payments referred to in Section 3.2. This assumption shall terminate (except with respect to any liability or obligation which has accrued prior to such termination) upon the expiration or termination of the Term of the Operating Equipment Agreement and the Operating Foundation Agreement.


                                       3

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SECTION 6.          LIMITATIONS ON AMENDMENTS TO CLOVER AGREEMENTS.

         The Assignor agrees that it will not, without the prior written consent of the Assignee which consent may not be unreasonably withheld, supplement or amend, or permit any supplement or amendment of, the Clover Ownership Agreement or the Clover Operating Agreement, which supplement or amendment (a) discriminates against the Ground Interest, the Equipment Interest or the Foundation Interest when compared with other undivided interests of Old Dominion, Virginia Power or others in Clover Unit 2 or Clover Unit 1, (b) discriminates against the beneficial ownership of the Equipment Interest or the Foundation Interest in respect of the period subsequent to the Expiration Date when compared with the period prior to the Expiration Date, (c) decreases the Facility Owner's entitlement to Available Capacity from or in respect of the Clover Unit 2 Generating Facility except in connection with a reduction of the entire Available Capacity of the Clover Unit 2 Generating Facility, (d) is entered into on or after the date eighteen months prior to the Expiration Date, unless prior to entering such supplement or amendment the Assignor shall have irrevocably elected the Purchase Option and the Foundation Purchase Option, (e) except if required to operate or maintain Clover Unit 2 in accordance with Applicable Law, individually or in the aggregate materially changes the financial responsibilities or obligations of the Assignee, as the owner of an "Ownership Interest" as such term is defined in the Clover Operating Agreement and (f) impairs the ability or responsibility of the Clover Unit 2 Operator to operate Clover Unit 2 in accordance with Prudent Utility Practice or interferes with the Clover Unit 2 Operator's unfettered access to the Real Property.


SECTION 7.          SECURITY FOR ASSIGNEE'S OBLIGATION TO THE LENDERS.

         In order to secure the Secured Indebtedness, the Assignee will assign in the Loan Agreement and the Leasehold Mortgage to the Agent for its benefit and the ratable benefit of the Lenders its rights under this Assignment and Assumption and grant security interests in favor of the Agent in all of the Assignee's right, title and interest in and to the Facility Owner's Unit 2 Interest, including its interest in this Assignment and Assumption (other than Excepted Payments and Excepted Rights). The Assignor hereby consents to such assignment and to the creation of such security interests and acknowledges receipt of copies of the Loan Agreement and the Leasehold Mortgage, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent under any other circumstances. The Assignor hereby acknowledges receipt of due notice that the Assignee's interest in this Assignment and Assumption will be assigned to the Agent as security pursuant to the Loan Agreement to the extent provided in the Loan Agreement and the Leasehold Mortgage. Unless and until the Assignor shall have received written notice from the Agent that the Liens of the Loan Agreement and the Leasehold Mortgage have been discharged, the Agent shall have the right to exercise the rights of the Assignee under this Assignment and Assumption to the extent set forth in and subject in each case to the exceptions set forth in the Loan Agreement and the Leasehold Mortgage.

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SECTION 8.  MISCELLANEOUS.

         SECTION 8.1. AMENDMENTS AND WAIVERS. No term, covenant, agreement or condition of this Assignment and Assumption may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto and, also, in connection with any termination of or amendment to those provisions for which Virginia Power is an intended beneficiary, approved in writing by Virginia Power.

         SECTION 8.2. NOTICES. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or
(c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to such party at its address set forth below or at such other address as such party may from time to time designate by written notice to the other party hereto:


If to the Assignor:

         Old Dominion Electric Cooperative
         4201 Dominion Boulevard
         Glen Allen, Virginia  23060

         Facsimile No.:  (804) 747-3742
         Telephone No.:  (804) 747-0592
         Attention:  Vice President of Accounting and Finance

If to the Assignee:

         Clover Unit 2 Generating Trust
         c/o Wilmington Trust Company
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware  19890-0001

         Facsimile No.:  (302) 651-8882
         Telephone No.:  (302) 651-1000
         Attention:      Corporate Trust Administration

                                       5

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         with a copy to the Owner Participant:

         EPC Corporation
         c/o Chrysler Capital Corporation
         225 High Ridge Road
         Stamford, Connecticut 06905
         Facsimile No.:         (203) 975-3911
         Telephone No.:         (203) 975-3500
         Attention:             President

A copy of all communications and notices provided for herein shall be sent by the party giving such communication or notice to Virginia Power at:

         Virginia Electric and Power Company
         P.O. Box 26666
         Richmond, Virginia  23261
         Attention:  President

         SECTION 8.3. SURVIVAL. All warranties, representations, indemnities and covenants made by either party hereto, herein or in any certificate or other instrument delivered by either such party or on the behalf of either such party under this Agreement, shall be considered to have been relied upon by the other party hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by either party or on behalf of either party.

         SECTION 8.4.  SUCCESSORS AND ASSIGNS.

                    (a) This Assignment and Assumption shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof.

                    (b) Except as expressly provided herein or in the other Operative Documents, the Assignor may not assign its interests herein without the consent of the Assignee. The Assignor expressly agrees that the Assignee shall be permitted to assign its rights under this Assignment and Assumption without the written consent of the Assignor in connection with a transfer of the Facility Owner's Unit 2 Interest pursuant to the terms of the Operating Agreements and the Head Agreements. Except as expressly provided in this Assignment and Assumption or in the other Operative Documents, the Assignee may not assign its interest herein prior to the expiration or early termination of the Term of the Operating Agreements without the consent of the Assignor and Virginia Power.

         SECTION 8.5. GOVERNING LAW. THIS ASSIGNMENT AND ASSUMPTION SHALL BE IN ALL RESPECTS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

                                       6

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         SECTION 8.6.  SEVERABILITY.  Whenever possible,  each provision of this
Assignment and Assumption shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Assignment and Assumption shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Assignment and Assumption.

         SECTION 8.7. COUNTERPARTS. This Assignment and Assumption may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one instrument.

         SECTION 8.8. HEADINGS. The headings of the sections of this Assignment and Assumption are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

         SECTION 8.9. FURTHER ASSURANCES. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Assignment and Assumption.

         SECTION 8.10. EFFECTIVENESS OF ASSIGNMENT AND ASSUMPTION. This Assignment and Assumption has been dated as of the date first above written for convenience only. This Assignment and Assumption shall be effective on the date of execution and delivery by each of the Assignee and the Assignor.

         SECTION 8.11. LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of Clover Unit 2 Generating Trust (the "Trust") under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other Operative Documents.

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                    IN WITNESS  WHEREOF,  the  parties  hereto  have caused this
Assignment and Assumption to be duly executed by their respective officers thereunto duly authorized.


                                OLD DOMINION ELECTRIC COOPERATIVE,
                                    as Assignor


                                By:/s/ DANIEL M. WALKER
                                   ----------------------------------------
                                    Name: Daniel M. Walker
                                    Title: Vice President
                                    Date: July 31, 1996


                                CLOVER UNIT 2 GENERATING TRUST,
                                    as Assignee

                                By:  Wilmington Trust Company, not in its
                                      individual capacity but solely as Owner
                                      Trustee under the Trust Agreement


                                 By:/s/ EMMETT R. HARMON
                                    -----------------------------------------
                                     Name: Emmett R. Harmon
                                     Title: Vice President
                                     Date: July 31, 1996